SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, D.C. 20549

                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report: July 16, 1999
(Date of earliest event reported)


               Nomura Asset Securities Corporation
          Commercial Mortgage Pass-Through Certificates
                         Series 1998-D6
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       (Exact Name of registrant as specified in its charter)

Delaware                    33-48-48-1-06                     13-3672336
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(State or Other Juris-      (Commission                  (I.R.S. Employer
diction of Incorporation)    File Number)                Identification Number)


Two World Financial Center, Building B, New York, New York      10281
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(Address of Principal Executive Office)                       (Zip Code)


Registrant's telephone number, including area code:       212-667-9300
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               This Document contains exactly 236 Pages.
                    The Exhibit Index is on Page 5.

ITEM 5. OTHER EVENTS

                This Current Report on Form 8-K relates to the Trust Fund formed, and the Commercial Mortgage Pass-Through Certificates Series 1998-D6 issued pursuant to a Pooling and Servicing Agreement, dated as of March 30, 1998 (the "Pooling and Servicing Agreement"), by and among Nomura Asset Securities Corporation (the "Company"), as depositor, AMRESCO Services, L.P., as servicer, Criimi Mae Services Limited Partnership as initial special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank, N.V., as fiscal agent. The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No.33-99502) (the "Registration Statement").

                Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

                Pursuant to Section 3.22 of the Pooling and Servicing Agreement, Servicer is filing this Current Report containing the July 16, 1999 monthly distribution report prepared by the Trustee pursuant to Section 4.02(a)(i) thereof.

                This Current Report is being filed by the Servicer, in its capacity as such under the Pooling and Servicing Agreement, on behalf of the Registrant. The information reported and contained herein has been supplied to the Servicer by one or more of the Borrowers or other third parties without independent review or investigation by the Servicer. Pursuant to the Pooling and Servicing Agreement, the Servicer is not responsible for the accuracy or completeness of such information.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

        (c)     Exhibits


                       Item 601(a) of
                       Regulation S-K
       Exhibit No.     Exhibit No.        Description



       5.1             99              Monthly distribution report pursuant to
                                       Section 4.02 of the Pooling and
                                       Servicing Agreement for the distribution on July 16, 1999

       5.2             99              Comparative Financial Status
                                       Report as of  07/12/99

                                       Delinquent Loan Status Report as of
                                       07/12/99

                                       REO Status Report as of 07/12/99

                                       Watch List as of 07/12/99

                                       Historical Loan Modification Report
                                       as of 07/12/99

                                       Historical Loss Estimate Report as of
                                       07/12/99

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                             AMRESCO SERVICES, L.P., IN
                                             ITS CAPACITY AS SERVICER
                                             UNDER THE POOLING AND
                                             SERVICING AGREEMENT ON
                                             BEHALF OF  ASSET
                                             SECURITIZATION
                                             CORPORATION, REGISTRANT





                                         By: /s/ Daniel B. Kirby
                                                Daniel B. Kirby,
                                                Senior Vice President


                                         By:  /s/ Tom J. Bauer
                                                 Tom J. Bauer
                                                 Vice President


Date: July 22, 1999

                         EXHIBIT INDEX



                  Item 601(a) of
                  Regulation S-K
  Exhibit No.     Exhibit No.        Description


  5.1             99                 Monthly distribution report pursuant to
                                     Section 4.02 of the Pooling and
                                     Servicing Agreement for the
                                     distribution on July 16, 1999


  5.2             99                 Comparative Financial Status
                                     Report as of  07/12/99

                                     Delinquent Loan Status Report as of
                                     07/12/99

                                     REO Status Report as of  07/12/99

                                     Watch List as of  07/12/99

                                     Historical Loan Modification Report
                                     as of  07/12/99

                                     Historical Loss Estimate Report as of
                                     07/12/99